                                                                         EX.99.8



[GRAPHIC OMITTED]                            FREE WRITING PROSPECTUS FOR
                                                    OWNIT, SERIES 2006-1
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                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[708,717,000] (APPROXIMATE)
                                      OWNIT
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2006-1




               CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC
                                     SPONSOR

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                          OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR


                            LITTON LOAN SERVICING LP
                                    SERVICER




                                JANUARY 10, 2006







-------------------------------------------------------------------------------
 RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICE FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

[GRAPHIC OMITTED]

                                IMPORTANT NOTICES
The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.







-------------------------------------------------------------------------------
 RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICE FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.
                                                                              2


                         NUMBER OF  AGGREGATE
    RANGE OF CREDIT        LOANS    PRINCIPAL              % CALIFORNIA
         SCORES                      BALANCE     % OF DEAL              % IOS     WA FICO   WA LTV     WA CLTV   % INVESTOR  % PMI

         <550                   27    5,977,416       0.82      53.65     37.68        537     69.61      75.20      0.00       0.00
        550-575                109   21,603,811       2.98      48.65     46.66        565     71.07      72.42      0.00       0.00
        575-600                190   34,462,258       4.75      43.37     50.70        590     75.23      86.88      0.79       0.00
        600-625                483   87,181,925      12.02      42.88     64.30        613     78.10      90.12      0.73       0.00
        625-650                585  130,079,107      17.93      57.44     75.16        640     78.22      92.64      1.99       0.00
        650-675                601  139,320,074      19.21      57.27     75.61        662     78.54      95.42      1.42       0.00
        675-700                487  119,729,500      16.51      61.12     78.80        688     79.18      96.33      1.42       0.00
        700-725                318   87,130,329      12.01      71.55     83.39        711     78.96      96.83      1.48       0.00
        725-750                183   48,402,852       6.67      72.41     85.55        737     79.80      97.99      5.34       0.00
         >750                  195   51,519,680       7.10      71.96     76.72        770     79.01      96.25      3.36       0.00


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

                         NUMBER OF  AGGREGATE
                           LOANS    PRINCIPAL              % CALIFORNIA
       DOC TYPE                      BALANCE     % OF DEAL              % IOS     WA FICO   WA LTV     WA CLTV   % INVESTOR  % PMI


Full                         2,638  588,257,160      81.09      56.11     73.92        660     78.21      93.00      1.70       0.00
No Doc                         --           --          --         --        --         --       --          --        --         --
Reduced                        540  137,149,791      18.91      71.54     74.41        699     78.41      96.06      2.05       0.00

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

                         NUMBER OF  AGGREGATE
   CLTV (WITH SILENT       LOANS    PRINCIPAL              % CALIFORNIA
       SECONDS)                      BALANCE     % OF DEAL              % IOS     WA FICO   WA LTV     WA CLTV   % INVESTOR  % PMI



30.01 - 35.00                    5      522,678       0.07      84.91     65.81        597     31.68      31.68     19.13       0.00
35.01 - 40.00                   16    2,147,694       0.30      45.26     28.40        597     38.12      38.12      0.00       0.00
40.01 - 45.00                   12    1,629,331       0.22      84.31     32.05        604     43.19      43.19      0.00       0.00
45.01 - 50.00                   21    4,050,178       0.56      70.53     51.69        622     47.79      47.79      3.82       0.00
50.01 - 55.00                   22    3,972,899       0.55      64.91     26.45        647     52.47      52.47      0.00       0.00
55.01 - 60.00                   36    7,936,267       1.09      74.81     50.09        626     57.89      57.89      1.76       0.00
60.01 - 65.00                   61   14,724,684       2.03      69.88     48.30        626     63.22      63.22      0.00       0.00
65.01 - 70.00                   90   21,605,646       2.98      61.35     48.42        624     68.69      68.69      4.91       0.00
70.01 - 75.00                   73   19,150,781       2.64      72.19     54.21        640     73.59      73.59      8.42       0.00
75.01 - 80.00                  149   41,947,094       5.78      57.83     63.34        650     79.12      79.40      7.17       0.00
80.01 - 85.00                   83   21,278,680       2.93      57.06     65.67        645     82.85      84.45      5.29       0.00
85.01 - 90.00                  179   41,516,353       5.72      47.50     64.13        660     84.69      89.58     13.46       0.00
90.01 - 95.00                  149   35,491,821       4.89      45.99     74.24        659     83.05      94.60      0.00       0.00
95.01-100.00                 2,265  507,293,191      69.93      59.74     80.04        677     79.37      99.96      0.00       0.00
>100.01                          4      786,376       0.11      44.46     68.03        687     81.86     101.91      0.00       0.00

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

                         NUMBER OF  AGGREGATE
                           LOANS    PRINCIPAL              % CALIFORNIA
     LOAN PURPOSE                    BALANCE     % OF DEAL              % IOS     WA FICO   WA LTV     WA CLTV   % INVESTOR  % PMI



Cash Out Refi                  809  178,292,812      24.58      54.07     60.51        641     75.26      82.24      2.59       0.00
Purchase                     2,265  526,622,300      72.60      61.16     79.56        677     79.43      97.99      1.52       0.00
Rate/Term Refi                 104   20,491,838       2.82      47.45     49.13        650     73.93      78.80      0.93       0.00

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

                         NUMBER OF  AGGREGATE
                           LOANS    PRINCIPAL              % CALIFORNIA
        OCCTYPE                      BALANCE     % OF DEAL              % IOS     WA FICO   WA LTV     WA CLTV   % INVESTOR  % PMI



Investor                        53   12,788,818       1.76      58.24     65.20        694     81.86      82.07    100.00       0.00
Owner Occupied               3,112  709,271,691      97.78      59.05     74.24        667     78.18      93.85      0.00       0.00
Second Home                     13    3,346,442       0.46      58.40     59.49        680     78.14      79.31      0.00       0.00

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